UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2016

MW Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-198668	47-2259704
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

2110 Beechmont Avenue, Cincinnati, Ohio	45230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 231-7871

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 19, 2016, MW Bancorp, Inc. issued a press release announcing its results of operations and financial condition for and as of the three months ended September 30, 2016, unaudited. The press release is furnished as Exhibit No. 99 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description

99	Press Release of MW Bancorp, Inc. dated October 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MW BANCORP, INC.

Date: October 19, 2016	By:	/s/ Gregory P. Niesen
Gregory P. Niesen
President and Chief Executive Officer